Note 9 - Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
Note 9. EARNINGS PER SHARE

During 2011 and 2010, the Company issued a five percent (5%) stock dividend payable to all common stock shareholders. The stock dividend resulted in the issuance of 552,259 and 522,765 additional common shares in 2011 and 2010, respectively. All reported earnings per share disclosures have been retroactively restated to reflect this dividend. The following table presents a reconciliation of the numerators and denominators of basic and diluted earnings per common share for the years ended December 31:

(in $000's except for per share data)	2011	2010	2009
Basic earnings per common share:
Net earnings	$28	$190	$1,097

Weighted-average common shares outstanding	11,592	11,532	11,485

Basic net earnings per common share	$0.00	$0.02	$0.10

Diluted earnings per common share:
Net earnings	$28	$190	$1,097

Weighted-average common shares outstanding	11,592	11,532	11,485
Add: Effect of dilutive stock options	7	6	0
Adjusted weighted-average common shares outstanding	11,599	11,538	11,485

Diluted net earnings per common share	$0.00	$0.02	$0.010

As of December 31, 2011, 2010 and 2009, there were 0, 0 and 591,554, respectively, warrants outstanding to purchase common stock at $5.13.  These warrants were anti-dilutive and excluded from the diluted earnings per share. For the year ended December 31, 2011, 2010 and 2009, there were 7,573, 7,212 and 48,454 options, respectively, which were anti-dilutive and excluded from the diluted earnings per share calculation.